UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 21, 2006

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                 0-13150              04-2735766
            --------                 -------              ----------
        (State or Other            (Commission          (IRS Employer
         Jurisdiction              File Number)      Identification Number)
       of Incorporation)

     4375 River Green Parkway, Suite 100, Duluth, Georgia       30096
     ----------------------------------------------------       -----
          (Address of Principal Executive Offices)            (Zip Code)

     Registrant's telephone number, including area code:  (678) 258-4000
                                                          --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2006, Concurrent Computer Corporation (the "company") issued a press release containing information about its financial condition and results of operations for its third fiscal 2006 quarter and nine months ended March 31, 2006. Included in the press release are (1) the condensed consolidated balance sheets of the company as of March 31, 2006 (unaudited), December 31, 2005 (unaudited) and June 30, 2005, and (2) the company's unaudited condensed consolidated statements of operations for the three and nine months ended March 31, 2006 and 2005. A copy of this press release is being furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         THE FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Press release of Concurrent Computer Corporation, issued on
                   April 21, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 21, 2006.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:  /s/ Gregory S. Wilson
    --------------------------------
Gregory S. Wilson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1     Press Release of Concurrent Computer Corporation, issued on April 21,
         2006.